                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                  September 5, 2000
              ------------------------------------------------------------------
                        (Date of earliest event reported)

                        CHRYSLER FINANCIAL COMPANY L.L.C.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


State of Michigan                       333-92583               38-2997412
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission)             (IRS Employer
  of incorporation)                     File No.)            Identification No.)


                 27777 Franklin Rd., Southfield, Michigan 48034
                 ----------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code         (248) 948-3067
                                                   -----------------------------

This filing relates to Registration Statement No. 333-92583.

Item 5.  Other Events.


         In connection with the proposed offering of DaimlerChrysler Auto Trust 2000-C, Asset Backed Notes, Class A-2, Class A-3 and Class A-4, attached as
Exhibit 99 are certain materials prepared by Chrysler Financial Company L.L.C. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


         (a)      Financial statements of businesses acquired;

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:

                  Exhibit 99

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHRYSLER FINANCIAL COMPANY L.L.C.



Date: September 6, 2000                        By:  /s/ B.C. Babbish
                                                    ----------------------------

                                               B.C. Babbish
                                               Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
  No.                      Description of Exhibit
-------                    ----------------------
  99              Material prepared by Chrysler Financial Company L.L.C. in
                  connection with DaimlerChrysler Auto Trust 2000-C pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to
                  Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody &
                  Co. Incorporated and Kidder Structured Asset Corporation and
                  the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.